Exhibit 99.1

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 07-33849
JUDGE: CHIEF JUDGE DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: JANUARY 7, 2008 TO FEBRUARY 10, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE, EXCEPT FOR PENDING AND POTENTIAL MATERIAL ADJUSTMENTS BASED UPON THE FINAL RESULTS OF THE 2007 THIRD QUARTER SEC FORM 10-Q REVIEW AND THE 2007 SEC FORM 10-K PREPARATION AND AUDIT BY THE COMPANY AND ITS INDEPENDENT AUDITORS. AS OF THE DATE OF THIS MONTHLY OPERATING REPORT, A MATERIAL CHARGE TO RENTAL INVENTORY FOR A CHANGE IN ESTIMATED SALVAGE VALUE AND STORE LIQUIDATION-RELATED IMPAIRMENTS IS INCLUDED WITHIN THE FILING-TO-DATE RESULTS OF OPERATIONS, BUT SUBJECT TO FURTHER REVIEW. IT IS UNCERTAIN WHETHER FURTHER ADJUSTMENTS ARE REQUIRED AND, IF REQUIRED, THE SIZE OF THE POTENTIAL ADJUSTMENTS. THIS DECLARATION IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ THOMAS JOHNSON, JR.	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

THOMAS JOHNSON, JR.	MARCH 17, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ SAMUEL A. PATTERSON	SENIOR VICE PRESIDENT - CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

SAMUEL A. PATTERSON	MARCH 17, 2008
PRINTED NAME OF PREPARER	DATE

CASE NAME: MOVIE GALLERY, INC. ET AL.	ACCRUAL BASIS - 1
CASE NUMBER: 07-33849

MOVIE GALLERY, INC.

(DEBTOR-IN-POSSESSION)

CONSOLIDATED BALANCE SHEET

(EXCLUDING INTERNATIONAL OPERATIONS)

AS OF FEBRUARY 10, 2008

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Adjustments/ Elimination	Consolidated
	(Debtor)	(Debtors)		(Debtors)
ASSETS

Current assets:
Cash and cash equivalents	$7,442	$48,203	$—	$55,645
Merchandise inventory	118,438	27,850	—	146,288
Prepaid expenses	29,025	9,919	—	38,944
Store supplies and other	5,862	3,156	—	9,018

Total current assets	160,767	89,128	—	249,895

Rental inventory, net	128,801	95,949	—	224,750
Property, furnishings and equipment, net	54,465	42,474	—	96,939
Other intangibles, net	19,872	588	—	20,460
Deferred income tax asset, net	—	1,774	—	1,774
Deposits and other assets	4,472	31,410	—	35,882
Investment in subsidiaries	—	338,565	(315,697)	22,868

Total assets	$368,377	$599,888	$(315,697)	652,568

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Current maturities of long-term obligations	$—	$867,298	$—	$867,298
Accounts payable	14,576	16,372	—	30,948
Intercompany payable	(159,371)	150,244	—	(9,127)
Accrued liabilities	31,102	24,777	—	55,879
Accrued payroll	14,507	10,859	—	25,366
Accrued interest	—	11,248	—	11,248
Deferred revenue	40,414	—	—	40,414

Total current liabilities	(58,772)	1,080,798	—	1,022,026

Other accrued liabilities	9,403	7,635	—	17,038

Total liabilities not subject to compromise	(49,369)	1,088,433	—	1,039,064

Liabilities subject to compromise
Accounts payable	24,470	10,654	—	35,124
Accrued liabilities	14,984	2,426	—	17,410
Accrued utilities	2,895	1,424	—	4,319
Accrued interest	25	16,385	—	16,410
Long-term obligations	450	322,644	—	323,094
Lease liability on closed stores	55,126	16,653	—	71,779

Total liabilities subject to compromise	97,950	370,186	—	468,136

Total liabilities	48,581	1,458,619	—	1,507,200

Stockholders’ deficit:
Preferred stock, $.10 par value; 2000 shares authorized, no shares issued or outstanding	—	—	—	—
Common stock, $.001 par value; 65,000 shares authorized, 32,282 shares issued and outstanding	1	32	(1)	32
Additional paid-in capital	1,092,281	200,069	(1,092,281)	200,069
Accumulated deficit	(772,486)	(1,066,204)	776,585	(1,062,105)
Accumulated other comprehensive income	—	7,372	—	7,372

Total stockholders’ deficit	319,796	(858,731)	(315,697)	(854,632)

Total liabilities and stockholders’ deficit	$368,377	$599,888	$(315,697)	$652,568

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-2A
CASE NUMBER: 07-33849

MOVIE GALLERY, INC.

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF OPERATIONS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD ENDED FEBRUARY 10, 2008

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Revenue:
Rentals	$87,204	$62,776	—	$149,980
Product sales	44,054	5,840	—	49,894

	131,258	68,616	—	199,874

Cost of Sales:
Cost of rental revenues	28,221	18,349	—	46,570
Cost of product sales	32,750	4,965	—	37,715

	60,971	23,314	—	84,285

Gross profit	70,287	45,302	—	115,589

Operating costs and expenses:
Store operating expenses	53,489	30,899	—	84,388
General and administrative	8,057	5,048	—	13,105
Amortization of intangibles	225	33	—	258

	61,771	35,980	—	97,751

Operating income	8,516	9,322	—	17,838

Interest expense, net	13	10,884	—	10,897
Intercompany interest expense, net	4,270	(4,270)		—

Income (loss) before reorganization items and income taxes	4,233	2,708	—	6,941

Reorganization items, net	132	6,822	—	6,954

Income (loss) before income taxes	4,101	(4,114)	—	(13)

Income taxes	—	2	—	2

Net income (loss) from continuing operations	4,101	(4,116)	—	(15)

Discontinued operations:
Loss from discontinued operations	—	454	—	454
Income taxes (benefit)	—	—	—	—

Net loss from discontinued operations	—	454	—	454

Net income (loss)	$4,101	$(4,570)	$—	$(469)

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-2B
CASE NUMBER: 07-33849

MOVIE GALLERY, INC.

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF OPERATIONS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD OCTOBER 16, 2007 TO FEBRUARY 10, 2008

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Revenue:
Rentals	$310,570	$203,451	—	$514,021
Product sales	210,269	24,423	—	234,692

	520,839	227,874	—	748,713

Cost of Sales:
Cost of rental revenues	117,474	70,971	—	188,445
Cost of product sales	165,816	18,802	—	184,618

	283,290	89,773	—	373,063

Gross profit	237,549	138,101	—	375,650

Operating costs and expenses:
Store operating expenses	329,066	124,375	—	453,441
General and administrative	27,280	14,015	—	41,295
Amortization of intangibles	803	121	—	924
Impairment of PF&E	8,485	6,347	—	14,832

	365,634	144,858	—	510,492

Operating loss	(128,085)	(6,757)	—	(134,842)

Interest expense, net	9	41,217	—	41,226
Intercompany interest expense, net	63,419	(63,926)		(507)

Income (loss) before reorganization items and income taxes	(191,513)	15,952	—	(175,561)

Reorganization items, net	(92,833)	6,858	—	(85,975)

Income (loss) before income taxes	(98,680)	9,094	—	(89,586)

Income taxes (benefit)	(108)	(1,495)	—	(1,603)

Net income (loss) from continuing operations	(98,572)	10,589	—	(87,983)

Discontinued operations:
Loss from discontinued operations	—	2,301	—	2,301
Income taxes (benefit)	—	—	—	—

Net loss from discontinued operations	—	2,301	—	2,301

Net income (loss)	$(98,572)	$8,288	$—	$(90,284)

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-3A
CASE NUMBER: 07-33849

MOVIE GALLERY, INC

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD ENDED FEBRUARY 10, 2008

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Adjustments/ Eliminations	Consolidated
	(Debtor)	(Debtor)		(Debtor)
Operating activities
Net income (loss)	$4,101	$(4,570)	—	$(469)
Adjustments to reconcile net income to net cash provided by operating activities
Rental inventory amortization	17,169	12,076	—	29,245
Purchases of rental inventory	(16,859)	(11,700)	—	(28,559)
Purchases of rental inventory-base stock	(54)	—	—	(54)
Reorganization items, net	286	218	—	504
Depreciation and intangibles amortization	2,754	1,439	—	4,193
Loss on closed store write-offs	6	8		14
Amortization of debt issuance cost	—	839	—	839
Changes in operating assets and liabilities
Merchandise inventory	4,166	375	—	4,541
Other current assets	1,211	2,629	—	3,840
Deposits and other assets	(272)	(61)	—	(333)
Accounts payable	4,958	2,343	—	7,301
Accrued interest	—	1,921	—	1,921
Lease liability on closed stores	230	111	—	341
Other accrued liabilities and deferred revenue	(9,310)	3,340	—	(5,970)

Net cash provided by operating activities	8,386	8,968	—	17,354

Investing activities
Purchases of property, furnishings and equipment, net	(325)	(29)	—	(354)

Net cash used in investing activities	(325)	(29)	—	(354)

Financing activities

Change in intercompany receivable	(8,322)	7,730	—	(592)
Long term debt financing fees	—	(338)	—	(338)
Principal payments on DIP credit facility	—	(14,857)	—	(14,857)

Net cash used in financing activities	(8,322)	(7,465)	—	(15,787)

Increase (decrease) in cash and cash equivalents	(261)	1,474	—	1,213
Cash and cash equivalents at beginning of period	7,703	46,729	—	54,432

Cash and cash equivalents at end of period	$7,442	$48,203	—	$55,645

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-3B
CASE NUMBER: 07-33849

MOVIE GALLERY, INC

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD OCTOBER 16, 2007 TO FEBRUARY 10, 2008

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Adjustments/ Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Operating activities
Net income (loss)	$(98,572)	$8,288	—	$(90,284)
Adjustments to reconcile net income to net cash provided by operating activities
Rental inventory amortization	77,645	45,731	—	123,376
Purchases of rental inventory	(63,328)	(46,065)	—	(109,393)
Purchases of rental inventory-base stock	(138)	—	—	(138)
Change in rental amortization estimates	3,687	3,735		7,422
Reorganization items, net	(92,679)	(13,825)	—	(106,504)
Depreciation and intangibles amortization	10,243	5,098	—	15,341
Loss on closed store write-offs	24	37		61
Amortization of debt issuance cost	—	2,999	—	2,999
Write off of debt issuance cost	—	2,006	—	2,006
Stock based compensation	107	360	—	467
Impairment of PF&E	8,485	6,347	—	14,832
Changes in operating assets and liabilities
Merchandise inventory	16,409	(2,658)	—	13,751
Other current assets	(411)	3,080	—	2,669
Deposits and other assets	(2,272)	149	—	(2,123)
Accounts payable	(9,347)	(3,435)	—	(12,782)
Accrued interest	—	7,428	—	7,428
Lease liability on closed stores	131,038	21,032	—	152,070
Other accrued liabilities and deferred revenue	(10,081)	7,768	—	(2,313)

Net cash provided by (used in) operating activities	(29,190)	48,075	—	18,885

Investing activities
Purchases of property, furnishings and equipment, net	(1,348)	(124)	—	(1,472)
Investment in subsidiaries	—	(4)	—	(4)

Net cash used in investing activities	(1,348)	(128)	—	(1,476)

Financing activities

Change in intercompany receivable	14,152	(18,713)	—	(4,561)
Net borrowings(repayments) on revolving credit facilities	—	(92,478)	—	(92,478)
Long term debt financing fees	—	(3,727)	—	(3,727)
Proceeds from the issuance of DIP credit facility	—	100,000	—	100,000
Principal payments on DIP credit facility	—	(14,857)	—	(14,857)

Net cash provided by (used in) financing activities	14,152	(29,775)	—	(15,623)

Increase (decrease) in cash and cash equivalents	(16,386)	18,172	—	1,786
Cash and cash equivalents at beginning of period	23,828	30,031	—	53,859

Cash and cash equivalents at end of period	$7,442	$48,203	—	$55,645

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-4
CASE NUMBER: 07-33849

ACCOUNTS RECEIVABLE AGING (1)	SCHEDULE AMOUNT	10/16/2007 11/4/2007	11/5/2007 to 12/2/2007	12/3/2007 to 1/6/2008	1/7/2008 to 2/10/2008

1. 0-30		6,570,455	3,421,756	2,949,717	935,361
2. 31-60		126,750	379,467	266,612	831,834
3. 61-90		352,746	431,399	483,422	174,924
4. 91+		1,951,799	2,045,334	1,945,947	1,973,429

5. TOTAL ACCOUNTS RECEIVABLE		9,001,750	6,277,956	5,645,698	3,915,548
6. AMOUNT CONSIDERED UNCOLLECTIBLE		411,750	318,000	786,000	1,421,950

7. ACCOUNTS RECEIVABLE (NET)		8,590,000	5,959,956	4,859,698	2,493,598

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL

1. FEDERAL	—	—	—	—	—
2. STATE	12,913,315	—	—	—	12,913,315
3. LOCAL	202,760	691,906	473,325	1,747,630	3,115,621
4. OTHER (ATTACH LIST) - SEE EXHIBIT A	—	—	170,000	1,409,000	1,579,000

5. TOTAL TAXES PAYABLE	13,116,075	691,906	643,325	3,156,630	17,607,936

6. ACCOUNTS PAYABLE (1)	10,670,156	(2,566,309)	(1,300,052)	—	6,803,795

STATUS OF POSTPETITION TAXES	MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	590,943	3,226,653	2,813,817	1,003,779
2. FICA-EMPLOYEE	587,122	2,876,711	2,578,559	885,274
3. FICA-EMPLOYER	586,890	2,933,800	2,578,565	942,125
4. UNEMPLOYMENT	88,323	254,391	254,210	88,504
5. INCOME	—	—	—	—
6. OTHER (ATTACH LIST)	—	—	—	—

7. TOTAL FEDERAL TAXES	1,853,278	9,291,555	8,225,151	2,919,682

STATE AND LOCAL
8. WITHHOLDING	187,699	952,660	851,721	288,638
9. SALES	16,483,782	12,913,315	15,264,839	14,132,258
10. EXCISE	—	—	—	—
11. UNEMPLOYMENT	155,068	646,108	615,064	186,112
12. REAL PROPERTY	—	—	—	—
13. PERSONAL PROPERTY	4,584,536	528,447	1,997,362	3,115,621
14. OTHER (ATTACH LIST) - SEE EXHIBIT A	852,418	55,532	27,241	880,709

15. TOTAL STATE & LOCAL	22,263,503	15,096,062	18,756,227	18,603,338

16. TOTAL TAXES	24,116,781	24,387,617	26,981,378	21,523,020

NOTES:

(1)	Accounts payable balance includes post petition Cooperative Advertising credits.

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT A
CASE NUMBER: 07-33849

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL

1. STATE AND LOCAL INCOME TAXES (1)	—	—	170,000	1,409,000	1,579,000

2 TOTAL OTHER TAXES PAYABLE	—	—	170,000	1,409,000	1,579,000

STATUS OF POSTPETITION TAXES	MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

STATE AND LOCAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
8. STATE AND LOCAL INCOME TAXES	1,223,924	—	(78,694)	1,302,618
9. FRANCHISE TAXES	(384,912)	—	60,153	(445,065)
10. OTHER LOCAL PAYROLL TAXES	13,406	55,532	45,782	23,156
11.	—	—	—	—
12.	—	—	—	—
13.	—	—	—	—
14.	—	—	—	—

15. TOTAL OTHER STATE & LOCAL	852,418	55,532	27,241	880,709

NOTES:

(1)	MAJORITY OF PAYABLE IS FOR TEXAS MARGIN TAX DUE IN MAY 2008.

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-5
CASE NUMBER: 07-33849

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

BANK RECONCILIATIONS	Account #1	Account #2	Account #3	TOTAL
	See Exhibit B
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS				$52,767,632
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS

CASH
12. CURRENCY ON HAND				2,877,442

13. TOTAL CASH - END OF MONTH				55,645,074

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.001	Citibank	328108367	MGUS	Store Depository	$17,719.38	$59,457.90	01/31/08	Y
0050.002	Liberty Bank of Arkansas	24000841	MGUS	Store Depository	$1,987.31	$4,947.68	01/31/08	Y
0050.003	1st Bank and Trust	746969	MGUS	Store Depository	$2,149.63	$7,103.78	02/08/08	Y
0050.004	Glacier Bank	821535	MGUS	Store Depository	$2,932.27	$6,132.02	01/31/08	Y
0050.005	1st Community Bank	74138	MGUS	Store Depository	$1,118.70	$2,938.24	01/31/08	Y
0050.006	1st Louisiana National Bank	703982	MGUS	Store Depository	$2,161.23	$6,820.79	02/08/08	Y
0050.007	First Community Bank	3506	MGUS	Store Depository	$2,426.29	$4,104.42	01/31/08	Y
0050.008	Aliant Bank	55057519	MGUS	Store Depository	$1,865.47	$3,446.37	02/08/08	Y
0050.009	Alma Exchange Bank & Trust	24761	MGUS	Store Depository	$1,372.26	$3,189.91	02/10/08	Y
0050.011	American Bank	1302344483	MGUS	Store Depository	$2,343.97	$8,409.39	02/08/08	Y
0050.012	American Bank	7048890	MGUS	Store Depository	$1,072.91	$4,336.53	01/31/08	Y
0050.013	American Heritage Bank	2200121788	MGUS	Store Depository	$2,496.87	$4,288.00	02/10/08	Y
0050.015	American State Bank	10061840	MGUS	Store Depository	$4,703.69	$18,529.74	02/10/08	Y
0050.016	Regions	34462228	MGUS	Store Depository	$10,559.67	$37,055.67	02/08/08	Y
0050.017	Anchor Bank	218878	MGUS	Store Depository	$1,306.76	$3,081.29	02/08/08	Y
0050.018	Anchor Bank	4118002515	MGUS	Store Depository	$8,783.56	$23,942.20	01/31/08	Y
0050.020	Anna State Bank	394823	MGUS	Store Depository	$4,379.76	$3,576.90	02/05/08	Y
0050.021	Armed Forces Bank	4774825	MGUS	Store Depository	$1,437.42	$2,797.97	02/08/08	Y
0050.023	Austin Bank Texas	2300007719	MGUS	Store Depository	$3,229.54	$8,738.12	01/31/08	Y
0050.024	BancFirst	11311435	MGUS	Store Depository	$4,326.97	$14,852.33	02/10/08	Y
0050.025	BancorpSouth	6400045271	MGUS	Store Depository	$33,848.57	$117,717.59	02/08/08	Y
0050.026	Bangor Savings Bank	2010032282	MGUS	Store Depository	$5,174.83	$17,686.03	01/31/08	Y
0050.027	Bank Iowa	642504	MGUS	Store Depository	$1,998.92	$6,018.78	02/08/08	Y
0050.028	Bank Midwest	2930032792	MGUS	Store Depository	$17,974.44	$20,697.35	02/05/08	Y
0050.030	Bank of America	3446414707	MGUS	Store Depository	$188,023.01	$693,461.03	02/08/08	Y
0050.031	Bank of Chickamauga	14126	MGUS	Store Depository	$2,541.65	$3,791.86	02/10/08	Y
0050.034	Colony Bank	50055110	MGUS	Store Depository	$6,179.09	$18,050.75	01/31/08	Y
0050.035	Ga Bk of Dawson/Bk of Early	824540	MGUS	Store Depository	$1,947.73	$4,161.24	01/31/08	Y
0050.037	Bank of Hanover	157929	MGUS	Store Depository	$1,306.18	$3,070.44	02/10/08	Y
0050.041	Bank of Magnolia	2007088	MGUS	Store Depository	$2,502.85	$6,111.93	02/10/08	Y
0050.044	First National Bank of Nevada	2302993	MGUS	Store Depository	$1,968.13	$3,255.99	01/31/08	Y
0050.045	EVB	400047039	MGUS	Store Depository	$3,380.40	$12,400.85	01/31/08	Y
0050.046	Bank of Odessa	47775	MGUS	Store Depository	$2,270.32	$5,303.73	01/31/08	Y
0050.047	Bank of Ohio County	9709	MGUS	Store Depository	$2,565.55	$6,586.29	01/31/08	Y
0050.048	Bank of Pocahontas	6037232	MGUS	Store Depository	$2,017.64	$6,497.42	02/08/08	Y
0050.050	Bank of the Ozarks	240018242	MGUS	Store Depository	$1,649.68	$4,896.68	02/10/08	Y
0050.051	Bank of the West	110006210	MGUS	Store Depository	$21,053.56	$23,928.94	02/04/08	Y
0050.053	Bank of Whitman	1550003	MGUS	Store Depository	$1,776.08	$3,618.72	01/31/08	Y
0050.058	TD BankNorth	5240890683	MGUS	Store Depository	$6,275.36	$22,416.81	01/31/08	Y
0050.059	Banterra Bank	6189121	MGUS	Store Depository	$5,987.76	$22,526.51	02/08/08	Y
0050.061	BB&T	5196593251	MGUS	Store Depository	$135,692.69	$394,058.43	02/08/08	Y
0050.063	BC National Bank	422448	MGUS	Store Depository	$1,853.30	$4,165.70	02/10/08	Y
0050.066	Seacoast National Bank	232157	MGUS	Store Depository	$4,344.92	$2,954.18	01/31/08	Y
0050.067	Blue Ball National Bank	7335989	MGUS	Store Depository	$2,316.18	$6,173.55	01/31/08	Y
0050.068	Camden National Bank	90704000453	MGUS	Store Depository	$1,814.40	$4,201.05	01/31/08	Y
0050.069	Canandaigua National Bank	1101350422	MGUS	Store Depository	$2,017.09	$5,899.33	01/31/08	Y
0050.070	Capital City Bank	6802346401	MGUS	Store Depository	$10,254.90	$32,373.73	01/31/08	Y
0050.073	Carolina First	7100221535	MGUS	Store Depository	$1,118.78	$3,509.87	02/10/08	Y
0050.074	Carthage Bank/Heritage Banking Group	6627061	MGUS	Store Depository	$1,510.71	$4,119.00	02/10/08	Y
0050.075	Central Bank	534560	MGUS	Store Depository	$1,652.12	$5,417.96	02/08/08	Y
0050.076	Central Bank	113824	MGUS	Store Depository	$2,913.41	$8,634.33	01/31/08	Y
0050.079	Century Bank	848556	MGUS	Store Depository	$1,814.34	$5,500.15	02/08/08	Y
0050.083	Citizens & Savings Bank	19212424	MGUS	Store Depository	$4,395.15	$16,327.88	01/31/08	Y
0050.085	Citizens & Farmers Bank	7800450001	MGUS	Store Depository	$2,291.09	$7,505.57	02/08/08	Y
0050.086	Citizens Bank & Trust	33189	MGUS	Store Depository	$14,137.06	$19,571.52	01/31/08	Y
0050.091	Citizens Bank	561843	MGUS	Store Depository	$3,741.62	$10,571.25	01/31/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.093	Citizens Bank	14266	MGUS	Store Depository	$1,528.29	$5,521.77	01/31/08	Y
0050.096	Citizens Bank & Trust	116178	MGUS	Store Depository	$1,654.21	$4,914.43	02/10/08	Y
0050.099	Citizens Bank-Geneva	13226	MGUS	Store Depository	$1,764.07	$4,502.90	01/31/08	Y
0050.101	Citizens National Bank	101384824	MGUS	Store Depository	$1,550.26	$4,431.13	01/31/08	Y
0050.102	Citizens National Bank	2048494	MGUS	Store Depository	$3,300.18	$12,558.40	02/08/08	Y
0050.103	Citizens State Bank	2714327	MGUS	Store Depository	$2,323.67	$4,433.12	02/10/08	Y
0050.106	Citizens Tri-County Bank	2209411	MGUS	Store Depository	$1,550.01	$4,740.64	02/10/08	Y
0050.107	Mercantile Bank	7600018558	MGUS	Store Depository	$1,419.86	$4,075.71	01/31/08	Y
0050.108	City National Bank	8002059213	MGUS	Store Depository	$4,592.69	$12,353.35	01/31/08	Y
0050.110	Claxton Bank	133236	MGUS	Store Depository	$1,511.50	$5,713.41	02/08/08	Y
0050.113	Colonial Bank	8041936793	MGUS	Store Depository	$9,190.39	$29,459.06	02/08/08	Y
0050.114	Colorado Valley Bank	11100	MGUS	Store Depository	$1,890.53	$4,897.81	01/31/08	Y
0050.115	Comerica Bank	1850734847	MGUS	Store Depository	$2,223.98	$5,924.58	02/08/08	Y
0050.117	Commerce Bank	93011437	MGUS	Store Depository	$2,081.22	$6,203.39	02/10/08	Y
0050.118	Commercial Savings Bank	323089	MGUS	Store Depository	$2,229.06	$5,513.86	02/08/08	Y
0050.119	Commercial State Bank	163981101	MGUS	Store Depository	$2,505.82	$7,459.85	02/10/08	Y
0050.125	Community National Bank	128686	MGUS	Store Depository	$1,502.15	$500.00	01/31/08	Y
0050.126	Community National Bank	18090	MGUS	Store Depository	$1,994.07	$5,212.53	01/31/08	Y
0050.127	Community National Bank	1010001868	MGUS	Store Depository	$3,144.06	$8,961.11	01/31/08	Y
0050.131	Community Trust Bank	4000947869	MGUS	Store Depository	$4,920.56	$16,465.21	02/10/08	Y
0050.132	Compass Bank	14592180	MGUS	Store Depository	$13,571.17	$43,476.61	02/10/08	Y
0050.134	Corner Bank	3511340	MGUS	Store Depository	$3,748.48	$14,469.01	02/08/08	Y
0050.135	Cornerstone National Bank	364711	MGUS	Store Depository	$1,233.78	$3,504.89	01/31/08	Y
0050.136	County Bank	1350590339	MGUS	Store Depository	$1,103.79	$3,057.94	01/31/08	Y
0050.140	Croghan Colonial Bank	1002902	MGUS	Store Depository	$2,235.06	$5,825.35	02/08/08	Y
0050.142	Cumberland Valley National Bank	4006321	MGUS	Store Depository	$1,541.52	$3,190.51	02/08/08	Y
0050.143	Darby Bank & Trust	1105880	MGUS	Store Depository	$1,653.26	$3,493.64	01/31/08	Y
0050.144	DeWitt Bank & Trust	1503283	MGUS	Store Depository	$1,943.50	$4,485.79	01/31/08	Y
0050.147	Exchange Bank	171022528	MGUS	Store Depository	$1,197.29	$3,398.86	01/31/08	Y
0050.148	Citizens Bank	4518653979	MGUS	Store Depository	$1,989.43	$4,996.06	02/08/08	Y
0050.149	Farmers & Merchants	313548	MGUS	Store Depository	$2,012.42	$5,769.45	01/31/08	Y
0050.150	Fairfield National Bank	5035570	MGUS	Store Depository	$2,294.24	$5,255.11	01/31/08	Y
0050.151	Farmers & Merchants Bank	7746101	MGUS	Store Depository	$1,770.92	$4,726.83	01/31/08	Y
0050.152	Farmers & Merchants Bank	900009879	MGUS	Store Depository	$1,981.92	$4,458.39	01/31/08	Y
0050.153	Farmers and Merchants Bank	405044901	MGUS	Store Depository	$3,772.56	$8,866.84	01/31/08	Y
0050.154	Farmers Bank and Trust	155268	MGUS	Store Depository	$1,708.06	$5,975.88	02/08/08	Y
0050.155	Farmers Bank	47813	MGUS	Store Depository	$3,297.05	$10,081.44	02/08/08	Y
0050.156	Fifth Third Bank	99961425	MGUS	Store Depository	$22,645.55	$155,733.76	02/08/08	Y
0050.157	First American Bank	10511141	MGUS	Store Depository	$3,421.86	$8,851.71	01/31/08	Y
0050.158	First American Bank	11174737	MGUS	Store Depository	$1,157.04	$3,894.64	02/08/08	Y
0050.159	First Bank	571001734	MGUS	Store Depository	$5,303.41	$16,793.60	02/10/08	Y
0050.160	First Bank	44210	MGUS	Store Depository	$1,563.26	$3,301.74	02/08/08	Y
0050.161	First Bank	3007739	MGUS	Store Depository	$2,335.74	$6,779.23	01/31/08	Y
0050.163	First Bank & Trust	1056697	MGUS	Store Depository	$2,337.57	$4,790.27	01/31/08	Y
0050.164	First Bank At Farmersville	36536	MGUS	Store Depository	$1,548.31	$3,492.36	01/31/08	Y
0050.166	Frontier National Bank	86017926	MGUS	Store Depository	$2,718.16	$7,591.18	02/10/08	Y
0050.168	First Charter Bank	170245914	MGUS	Store Depository	$1,682.93	$3,446.53	01/31/08	Y
0050.169	First Citizens Bank	2982394816	MGUS	Store Depository	$2,567.45	$6,113.57	01/31/08	Y
0050.170	First Citizens Bank & Trust	710001217301	MGUS	Store Depository	$6,653.42	$22,062.68	02/08/08	Y
0050.171	First Citizens National Bank	606091902	MGUS	Store Depository	$1,846.01	$3,928.20	01/31/08	Y
0050.172	First City Bank	96490	MGUS	Store Depository	$1,159.95	$3,523.23	01/31/08	Y
0050.173	First Community Bank	173851	MGUS	Store Depository	$2,234.60	$5,677.08	01/31/08	Y
0050.174	First Convenience Bank	462541962	MGUS	Store Depository	$3,375.88	$6,274.49	01/31/08	Y
0050.175	First Federal Bank	263316137	MGUS	Store Depository	$1,957.00	$3,710.15	01/31/08	Y
0050.177	First Federal Savings	39132065405	MGUS	Store Depository	$2,034.14	$5,782.53	01/31/08	Y
0050.178	First Fidelity	2000529380	MGUS	Store Depository	$1,866.70	$5,177.65	01/31/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.179	First Financial Bank	76831030203	MGUS	Store Depository	$46,938.30	$53,512.38	01/31/08	Y
0050.181	The National Bank	1109156	MGUS	Store Depository	$3,492.40	$10,426.45	02/08/08	Y
0050.182	First Interstate Bank	2309793798	MGUS	Store Depository	$2,338.50	$8,892.66	02/08/08	Y
0050.183	First Kansas Bank & Trust	24155	MGUS	Store Depository	$1,921.51	$3,849.75	02/08/08	Y
0050.184	First Liberty Bank	88013	MGUS	Store Depository	$1,281.98	$3,838.77	02/10/08	Y
0050.185	First Lockhart National Bank	22497	MGUS	Store Depository	$2,128.75	$6,350.73	02/08/08	Y
0050.186	First National Bank	1023128	MGUS	Store Depository	$2,650.74	$4,249.14	01/31/08	Y
0050.187	First Neighborhood Bank	1845257112	MGUS	Store Depository	$1,743.25	$4,580.33	01/31/08	Y
0050.188	Bank First National - Manitowoc	67040523	MGUS	Store Depository	$1,632.83	$5,007.91	01/31/08	Y
0050.190	First National Bank	66710	MGUS	Store Depository	$1,898.42	$5,029.70	01/31/08	Y
0050.191	First National Bank	133051	MGUS	Store Depository	$1,921.16	$5,158.47	01/31/08	Y
0050.192	First National Bank	144347	MGUS	Store Depository	$1,683.35	$4,929.90	02/08/08	Y
0050.197	First National Bank	262471	MGUS	Store Depository	$1,406.85	$3,524.68	02/08/08	Y
0050.198	First National Bank	4820749201	MGUS	Store Depository	$—	$—	01/31/08	Y
0050.199	First National Bank & Trust	158275	MGUS	Store Depository	$1,561.88	$4,906.47	02/08/08	Y
0050.200	First National Bank	2014330	MGUS	Store Depository	$2,394.54	$3,816.59	01/31/08	Y
0050.205	1st National Bank	405299	MGUS	Store Depository	$2,443.99	$6,213.26	02/08/08	Y
0050.206	First National Bank	200001055	MGUS	Store Depository	$1,481.00	$3,062.54	02/08/08	Y
0050.207	First National Bank of Jasper	233468	MGUS	Store Depository	$1,493.90	$3,515.01	01/31/08	Y
0050.208	First National Bank of Atoka	7652090	MGUS	Store Depository	$2,546.67	$4,867.16	01/31/08	Y
0050.211	First National Bank	34869	MGUS	Store Depository	$1,621.37	$4,564.38	01/31/08	Y
0050.212	First National Bank	116048	MGUS	Store Depository	$2,685.96	$4,419.54	01/31/08	Y
0050.213	First National Bank	400319723	MGUS	Store Depository	$2,146.04	$5,006.46	01/31/08	Y
0050.214	First National Bank	5018955	MGUS	Store Depository	$1,604.66	$4,857.41	01/31/08	Y
0050.215	First National Bank	100001562	MGUS	Store Depository	$2,122.77	$4,164.26	01/31/08	Y
0050.217	Franklin Bank	1200755	MGUS	Store Depository	$3,994.29	$7,501.26	01/31/08	Y
0050.218	First National Bank of Litchfield	126667	MGUS	Store Depository	$1,966.46	$4,628.32	01/31/08	Y
0050.220	First National Bank of Wellston	524085	MGUS	Store Depository	$2,846.93	$5,976.71	01/31/08	Y
0050.222	First Savings Bank	1768310202	MGUS	Store Depository	$851.73	$302.61	01/31/08	Y
0050.224	First Savings Bank	30055512	MGUS	Store Depository	$1,891.34	$5,368.30	02/08/08	Y
0050.225	First Security	1015676	MGUS	Store Depository	$1,235.01	$2,911.57	01/31/08	Y
0050.226	First Security Bank	31031982	MGUS	Store Depository	$479.30	$6,360.50	01/31/08	Y
0050.227	First Southwest Bank	450000556	MGUS	Store Depository	$2,056.05	$2,685.18	01/31/08	Y
0050.230	First State Bank	1040260	MGUS	Store Depository	$1,400.22	$4,191.03	02/10/08	Y
0050.231	First State Bank of Livingston	137141	MGUS	Store Depository	$3,208.28	$9,728.36	02/10/08	Y
0050.235	First State Bank & Trust	1122304	MGUS	Store Depository	$2,762.37	$6,967.02	01/31/08	Y
0050.236	First Trust & Savings	28025598	MGUS	Store Depository	$2,623.71	$6,217.76	01/31/08	Y
0050.239	First United Bank	3007085	MGUS	Store Depository	$2,331.36	$8,825.89	01/31/08	Y
0050.240	First United Bank	90190793	MGUS	Store Depository	$2,243.20	$5,582.64	01/31/08	Y
0050.241	First United Bank & Trust	1744580	MGUS	Store Depository	$11,210.87	$28,795.58	01/31/08	Y
0050.242	First United Security Bank	6306896	MGUS	Store Depository	$3,255.51	$9,822.82	02/10/08	Y
0050.243	Firstbank	7850058137	MGUS	Store Depository	$1,905.02	$5,306.72	01/31/08	Y
0050.244	FirstMerit Bank	5381010125	MGUS	Store Depository	$2,175.65	$7,533.08	02/08/08	Y
0050.246	Fleet B of A	9429279164	MGUS	Store Depository	$527.86	$1,345.08	01/31/08	Y
0050.249	First State Bank Central Texas	1310457	MGUS	Store Depository	$1,587.97	$2,532.39	01/31/08	Y
0050.250	First National Bank of Stigler	129639	MGUS	Store Depository	$1,322.62	$4,595.28	02/08/08	Y
0050.251	Fowler State Bank	2100924	MGUS	Store Depository	$1,489.52	$3,926.70	01/31/08	Y
0050.253	Franklin State Bank	1029428	MGUS	Store Depository	$2,119.20	$4,848.77	01/31/08	Y
0050.254	Georgia Bank & Trust	35006	MGUS	Store Depository	$—	$—	02/04/08	Y
0050.256	Glennville Bank & Trust	651208	MGUS	Store Depository	$1,697.52	$4,011.61	02/08/08	Y
0050.257	Glens Falls National Bank	10274127	MGUS	Store Depository	$1,301.86	$3,734.30	02/10/08	Y
0050.258	Grand Savings Bank	11764801	MGUS	Store Depository	$2,463.52	$4,328.68	01/31/08	Y
0050.259	Ocean City National Bank	1502001144	MGUS	Store Depository	$1,335.66	$4,375.10	01/31/08	Y
0050.261	Great Plains National Bank	445202	MGUS	Store Depository	$2,557.42	$8,107.72	01/31/08	Y
0050.262	Great Western Bank	1181008200	MGUS	Store Depository	$2,087.45	$3,781.35	01/31/08	Y
0050.263	Grundy County National Bank	73067	MGUS	Store Depository	$1,341.39	$3,695.77	02/08/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.266	Hancock Bank - MS	70149725	MGUS	Store Depository	$3,302.79	$12,117.32	01/31/08	Y
0050.267	Hastings City Bank	1038409	MGUS	Store Depository	$4,660.63	$15,376.92	02/10/08	Y
0050.268	Heartland Community Bank	53762151	MGUS	Store Depository	$1,294.61	$5,041.26	01/31/08	Y
0050.269	Heritage Bank	3012903	MGUS	Store Depository	$3,435.69	$11,298.40	01/31/08	Y
0050.270	Captial One	2080473365	MGUS	Store Depository	$24,328.47	$82,939.40	02/10/08	Y
0050.272	Honor State Bank	153885	MGUS	Store Depository	$2,619.60	$4,990.34	01/31/08	Y
0050.273	Horizon Federal Savings	317730355	MGUS	Store Depository	$3,173.31	$7,123.94	01/31/08	Y
0050.274	HSBC	403800331	MGUS	Store Depository	$8,551.74	$34,267.10	01/31/08	Y
0050.277	Huntington National Bank	1701628104	MGUS	Store Depository	$28,625.81	$117,884.26	02/08/08	Y
0050.278	Huntington National Bank	101052357	MGUS	Store Depository	$2,118.66	$4,322.72	01/31/08	Y
0050.279	Idabel National Bank	622054	MGUS	Store Depository	$2,569.18	$6,219.80	01/31/08	Y
0050.280	Independent Bank	1044379	MGUS	Store Depository	$8,137.62	$26,304.09	01/31/08	Y
0050.281	Integra Bank	10038982	MGUS	Store Depository	$147,724.89	$169,677.71	02/10/08	Y
0050.282	Iowa Sate Bank	6853119	MGUS	Store Depository	$1,341.06	$4,813.52	01/31/08	Y
0050.283	Jonesboro State Bank	11395601	MGUS	Store Depository	$1,990.84	$5,109.32	02/10/08	Y
0050.284	Kalamazoo County State Bank	2341045	MGUS	Store Depository	$1,865.23	$4,570.30	02/08/08	Y
0050.285	Kau Federal Credit Union	69920031	MGUS	Store Depository	$2,666.57	$6,441.02	01/31/08	Y
0050.286	Kearney Trust	28126	MGUS	Store Depository	$1,271.59	$4,562.96	01/31/08	Y
0050.287	Key Bank	149531000565	MGUS	Store Depository	$106,421.13	$310,718.60	02/08/08	Y
0050.288	Lake City Bank	1010713213	MGUS	Store Depository	$2,626.11	$6,643.28	01/31/08	Y
0050.289	Lake Sunapee Bank	8254021700	MGUS	Store Depository	$2,408.39	$5,464.78	01/31/08	Y
0050.290	Lamesa National Bank	4566238	MGUS	Store Depository	$2,946.43	$5,061.27	01/31/08	Y
0050.292	Lyons National Bank	10084085	MGUS	Store Depository	$1,703.98	$4,398.05	01/31/08	Y
0050.293	M & I Madison	25779215	MGUS	Store Depository	$15,036.25	$48,261.32	01/31/08	Y
0050.294	M&T Bank	8892678510	MGUS	Store Depository	$18,498.54	$65,099.97	01/31/08	Y
0050.296	American Bank	101699	MGUS	Store Depository	$1,172.91	$3,437.64	02/10/08	Y
0050.298	Medina Valley State Bank	14737	MGUS	Store Depository	$1,926.65	$5,420.10	01/31/08	Y
0050.300	Merchants & Farmers Bank	109339	MGUS	Store Depository	$1,791.55	$4,045.74	01/31/08	Y
0050.306	MidFirst Bank	1401015958	MGUS	Store Depository	$8,889.08	$28,067.09	02/08/08	Y
0050.307	Midsouth Bank	1107658	MGUS	Store Depository	$2,490.60	$8,876.29	02/10/08	Y
0050.309	MinnWest Bank Central	1020000715	MGUS	Store Depository	$1,967.70	$4,824.60	01/31/08	Y
0050.310	Morgantown Bank & Trust	20598100	MGUS	Store Depository	$1,812.63	$6,103.87	02/08/08	Y
0050.311	Muleshoe State Bank	482250	MGUS	Store Depository	$1,513.19	$3,949.83	01/31/08	Y
0050.312	National Bank of Arizona	650000395	MGUS	Store Depository	$4,838.34	$16,457.59	02/08/08	Y
0050.313	National Banks of Central Texas	13520531	MGUS	Store Depository	$1,956.96	$3,775.20	01/31/08	Y
0050.314	National Bank of Andrews	123055	MGUS	Store Depository	$2,066.77	$6,469.08	02/08/08	Y
0050.316	National Bank of SC	20214117301	MGUS	Store Depository	$1,971.25	$6,755.03	02/08/08	Y
0050.317	National Bank of Commerce	20012290	MGUS	Store Depository	$—	$401.71	11/02/07	Y
0050.318	National Bank of Vernon	12019488	MGUS	Store Depository	$1,443.41	$3,999.32	01/31/08	Y
0050.320	National City Bank Pa	649672135	MGUS	Store Depository	$—	$—	11/30/07	Y
0050.321	National City Bank MI	884156448	MGUS	Store Depository	$67,869.91	$270,861.24	02/08/08	Y
0050.322	National City Bank	754326613	MGUS	Store Depository	$—	$5,988.22	01/31/08	Y
0050.326	Main Source	765814890	MGUS	Store Depository	$2,781.43	$7,251.90	01/31/08	Y
0050.332	North Valley Bank	10624703	MGUS	Store Depository	$1,368.96	$3,249.14	01/31/08	Y
0050.333	Northern Neck State Bank	32069	MGUS	Store Depository	$54,566.69	$56,778.50	02/08/08	Y
0050.334	Northwest Savings Bank	354203002	MGUS	Store Depository	$4,635.40	$16,954.21	01/31/08	Y
0050.335	Oakland Deposit Bank	121753401	MGUS	Store Depository	$1,881.18	$4,503.24	01/31/08	Y
0050.337	Old National Bank	108827503	MGUS	Store Depository	$9,047.35	$31,007.19	01/31/08	Y
0050.338	Omega Bank	10892516	MGUS	Store Depository	$—	$—	11/30/07	Y
0050.339	Owen County State Bank	131261	MGUS	Store Depository	$1,993.61	$5,855.47	01/31/08	Y
0050.340	Pacesetter Bank	2006749601	MGUS	Store Depository	$2,393.62	$5,081.21	01/31/08	Y
0050.343	Pecos City State Bank	230893	MGUS	Store Depository	$1,985.01	$4,353.41	01/31/08	Y
0050.344	PennStar	7001464471	MGUS	Store Depository	$2,315.79	$8,685.76	02/10/08	Y
0050.346	Peoples Bancorp	2109001956	MGUS	Store Depository	$4,029.73	$11,399.13	01/31/08	Y
0050.347	Peoples Bank	14234	MGUS	Store Depository	$1,958.96	$5,298.36	02/08/08	Y
0050.351	Peoples Bank of the Ozarks	700413836	MGUS	Store Depository	$1,382.87	$4,000.98	01/31/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.353	Peoples Bank	1169994	MGUS	Store Depository	$—	$—	10/18/07	Y
0050.354	Renasant Bank	800141453	MGUS	Store Depository	$1,911.49	$7,361.40	02/08/08	Y
0050.356	Peoples National Bank	127094	MGUS	Store Depository	$2,626.57	$7,088.07	01/31/08	Y
0050.359	Citizens State Bank	292326	MGUS	Store Depository	$1,824.96	$5,428.66	01/31/08	Y
0050.361	Perryton National Bank	108197	MGUS	Store Depository	$3,240.72	$6,492.30	01/31/08	Y
0050.362	Pinnacle Bank	2100614559	MGUS	Store Depository	$1,283.69	$4,443.84	01/31/08	Y
0050.363	Pine Bluffs National Bank	481771	MGUS	Store Depository	$1,838.36	$3,572.88	02/10/08	Y
0050.364	Pinnacle Bank	59600	MGUS	Store Depository	$2,384.38	$7,720.68	02/10/08	Y
0050.366	Planters & Citizens Bank	40649	MGUS	Store Depository	$1,831.65	$3,223.60	02/10/08	Y
0050.367	Plattsmouth State Bank	3765616870	MGUS	Store Depository	$1,926.55	$3,798.01	02/08/08	Y
0050.368	PNC	3007638588	MGUS	Store Depository	$20,373.27	$73,710.51	02/08/08	Y
0050.370	Emprise Bank	3105059	MGUS	Store Depository	$1,189.96	$3,155.74	01/31/08	Y
0050.371	Priority One Bank	236109	MGUS	Store Depository	$1,857.00	$5,942.21	02/08/08	Y
0050.372	Prosperity Bank	3544651	MGUS	Store Depository	$2,969.67	$9,309.83	01/31/08	Y
0050.373	National City (Provident) NSF	471558	MGUS	NSF Concentration	$11,275.00	$10,394.00	02/10/08	Y
0050.375	Putnam Savings Bank	754710057	MGUS	Store Depository	$3,231.75	$8,880.28	01/31/08	Y
0050.376	Randolph National Bank	926495	MGUS	Store Depository	$1,618.69	$4,736.04	01/31/08	Y
0050.377	Rayne State Bank	1221730	MGUS	Store Depository	$1,449.22	$3,994.83	02/10/08	Y
0050.378	RBC Centura	1370010219	MGUS	Store Depository	$5,952.98	$20,291.37	02/08/08	Y
0050.380	RCB Bank	1000650093	MGUS	Store Depository	$3,529.43	$10,064.66	01/30/08	Y
0050.381	Regions Bank	305636477	MGUS	Store Depository	$215,872.56	$801,985.60	02/08/08	Y
0050.385	S & C Bank	110714840	MGUS	Store Depository	$1,931.21	$5,044.11	02/10/08	Y
0050.386	S&T Bank	3001060304	MGUS	Store Depository	$3,186.01	$11,451.07	02/08/08	Y
0050.388	Sanford Institution for Savings	8050007901	MGUS	Store Depository	$1,291.83	$4,581.49	01/31/08	Y
0050.390	Security Bank	122150	MGUS	Store Depository	$1,378.30	$3,192.44	01/31/08	Y
0050.391	Community Bank	127787	MGUS	Store Depository	$4,242.91	$11,597.66	01/31/08	Y
0050.392	Security State Bank	324046	MGUS	Store Depository	$2,283.55	$4,713.96	01/31/08	Y
0050.393	TransPecos Bank	369128	MGUS	Store Depository	$2,861.57	$5,298.07	01/31/08	Y
0050.396	Southeastern Bank	606103731	MGUS	Store Depository	$3,410.79	$12,143.33	02/08/08	Y
0050.400	Sovereign Bank	73600001991	MGUS	Store Depository	$—	$—	01/17/08	Y
0050.401	Sovereign Bank	7391023329	MGUS	Store Depository	$4,512.26	$13,495.57	02/10/08	Y
0050.402	Spirit Bank	1051317	MGUS	Store Depository	$3,588.35	$8,239.24	01/31/08	Y
0050.405	Stueben Trust Company	1342765	MGUS	Store Depository	$3,399.69	$11,906.04	01/31/08	Y
0050.407	SunMark Community Bank	111997	MGUS	Store Depository	$1,258.69	$3,487.22	02/08/08	Y
0050.408	SunTrust	11000011066825	MGUS	Store Depository	$36,492.09	$125,648.03	01/31/08	Y
0050.410	Arvest Bank	570596569	MGUS	Store Depository	$17,217.95	$59,597.73	02/10/08	Y
0050.413	Tatnell Bank	24653	MGUS	Store Depository	$1,699.11	$5,451.53	01/31/08	Y
0050.415	Texas Gulf Bank	1000711564	MGUS	Store Depository	$1,840.10	$3,942.35	02/08/08	Y
0050.416	Texas State Bank	51168340	MGUS	Store Depository	$1,839.74	$6,266.80	02/08/08	Y
0050.417	Timberwood Bank	1000000114	MGUS	Store Depository	$2,879.77	$6,558.91	01/31/08	Y
0050.418	Traders & Farmers Bank	102052326	MGUS	Store Depository	$2,362.15	$6,373.77	01/31/08	Y
0050.419	Trust Bank	17758071	MGUS	Store Depository	$2,178.52	$2,779.11	01/31/08	Y
0050.420	TrustMark National Bank	3000009282	MGUS	Store Depository	$5,241.61	$14,748.85	01/31/08	Y
0050.421	UMB National Bank of America	3071527719	MGUS	Store Depository	$—	$34,238.10	07/31/07	Y
0050.422	Centrue Bank	3000000495271	MGUS	Store Depository	$3,490.05	$5,593.92	01/31/08	Y
0050.423	Union Bank	164366	MGUS	Store Depository	$1,798.97	$4,541.55	01/31/08	Y
0050.424	Union Bank and Trust	191234801	MGUS	Store Depository	$3,243.28	$5,900.74	01/31/08	Y
0050.425	Union Bank & Trust	29793	MGUS	Store Depository	$1,732.58	$5,291.78	02/08/08	Y
0050.429	United Bank	232197401	MGUS	Store Depository	$2,380.74	$5,469.65	02/10/08	Y
0050.430	United Bank	705214	MGUS	Store Depository	$2,058.40	$3,961.12	02/10/08	Y
0050.431	United Bank and Trust	8009570	MGUS	Store Depository	$1,139.74	$3,808.23	01/31/08	Y
0050.432	United Bank of Michigan	10463453	MGUS	Store Depository	$2,673.09	$10,135.03	02/08/08	Y
0050.434	US Bank	153910003604	MGUS	Store Depository	$202,128.43	$767,500.12	02/08/08	Y
0050.435	Valley State Bank	30920	MGUS	Store Depository	$1,899.22	$4,492.59	01/31/08	Y
0050.437	Village Bank	1010382	MGUS	Store Depository	$1,622.48	$4,046.39	01/31/08	Y
0050.438	Wakulla Bank	310798401131	MGUS	Store Depository	$3,312.31	$10,329.88	01/31/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.439	WellsFargo	5577190183	MGUS	Store Depository	$207,567.02	$569,500.02	02/08/08	Y
0050.440	Western Security Bank	7171022757	MGUS	Store Depository	$2,014.74	$4,486.78	01/31/08	Y
0050.442	Williamsburg First National Bank	620019588	MGUS	Store Depository	$1,666.44	$4,964.02	01/31/08	Y
0050.443	Wilmington Trust	28899297	MGUS	Store Depository	$6,971.15	$21,055.14	02/08/08	Y
0050.444	Wood County National	13094	MGUS	Store Depository	$1,866.04	$4,444.91	01/31/08	Y
0050.445	Woodsville Guaranty Bank	26301892	MGUS	Store Depository	$3,822.02	$9,869.12	01/31/08	Y
0050.446	Yellowstone Bank	4062884	MGUS	Store Depository	$2,045.88	$5,893.51	02/10/08	Y
0050.447	Zions Bank	129001665	MGUS	Store Depository	$1,405.97	$3,602.03	01/31/08	Y
0050.452	Administrative Account	2000721377638	MGUS	MG Admin Acct	$—	$—	02/10/08	Y
0050.454	Concentration	2000682391326	MGUS	Concentration	$4,633,548.00	$4,633,548.00	02/10/08	Y
0050.455	West Bend Savings	1610000811	MGUS	Store Depository	$1,213.39	$3,321.38	01/31/08	Y
0050.456	Farmers Bank	137883601	MGUS	Store Depository	$1,463.25	$3,576.50	01/31/08	Y
0050.458	Community Spirit Bank	800474495	MGUS	Store Depository	$2,659.60	$4,969.89	01/31/08	Y
0050.461	Community Bank of Johnson City	34003673	MGUS	Store Depository	$1,296.79	$2,760.73	01/31/08	Y
0050.462	Progress Bank	2012014	MGUS	Store Depository	$3,705.28	$9,269.29	01/31/08	Y
0050.463	Great Southern Bank	2008233673	MGUS	Store Depository	$3,712.11	$14,772.48	02/08/08	Y
0050.464	First State Community Bank	1059947	MGUS	Store Depository	$1,421.72	$4,479.16	02/10/08	Y
0050.465	Garrett State Bank	1054482	MGUS	Store Depository	$1,116.06	$5,853.58	02/08/08	Y
0050.466	First National Bank-Sallisaw	502057	MGUS	Store Depository	$2,173.53	$4,768.29	01/31/08	Y
0050.467	River Bank	15947603	MGUS	Store Depository	$2,543.40	$4,716.51	01/31/08	Y
0050.469	Peoples Bank	1046179	MGUS	Store Depository	$2,448.37	$7,949.00	02/10/08	Y
0050.470	First National Bank of Lake Jackson	200103784	MGUS	Store Depository	$1,624.12	$2,811.54	02/10/08	Y
0050.471	Five Star Bank	274811626	MGUS	Store Depository	$1,938.59	$5,680.12	01/31/08	Y
0050.472	Dalton Whitfield Bank	1356187	MGUS	Store Depository	$2,097.65	$4,706.55	02/10/08	Y
0050.473	Bremer Bank	3624839	MGUS	Store Depository	$2,091.09	$4,923.12	02/08/08	Y
0050.480	Citizens State Bank of Cortez	50786501	MGUS	Store Depository	$1,851.31	$3,819.63	01/31/08	Y
0050.482	Tompkins County Trust	01101-205511	MGUS	Store Depository	$—	$—	01/17/08	Y
0050.483	Union Colony Bank	815005152	MGUS	Store Depository	$2,419.34	$6,008.17	01/31/08	Y
0050.484	Northern Savings and Loan	69710650	MGUS	Store Depository	$1,514.72	$4,173.60	01/31/08	Y
0050.485	First State Bank	3088001	MGUS	Store Depository	$1,288.59	$2,914.36	01/31/08	Y
0050.486	Merchants and Farmers Bank	618934	MGUS	Store Depository	$1,495.83	$4,653.91	02/08/08	Y
0050.488	Bemiss Citizens Bank	129474	MGUS	Store Depository	$1,653.79	$4,035.72	01/31/08	Y
0050.489	The State Bank NEW	209122	MGUS	Store Depository	$—	$—	01/31/08	Y
0050.490	Androscoggin Bank	59005738	MGUS	Store Depository	$1,398.95	$4,293.60	01/31/08	Y
0050.494	United Community Bank	2020132573	MGUS	Store Depository	$4,404.11	$13,331.74	01/31/08	Y
0050.495	Peoples Bank	1581461	MGUS	Store Depository	$1,902.02	$5,050.41	02/10/08	Y
0050.496	Peoples State Bank of Commerce	47127295	MGUS	Store Depository	$2,704.73	$6,178.65	01/31/08	Y
0050.497	First Financial Bank	5310154835	MGUS	Store Depository	$3,438.69	$9,772.67	01/31/08	Y
0050.498	First Federal Savings Bank	701474540	MGUS	Store Depository	$3,089.24	$9,852.71	01/31/08	Y
0050.499	Associated Bank	2183040282	MGUS	Store Depository	$3,748.36	$13,239.46	01/31/08	Y
0050.500	First Knox National Bank	1116123301	MGUS	Store Depository	$1,892.23	$5,046.99	01/31/08	Y
0050.501	Cypress Bank	80049200	MGUS	Store Depository	$1,596.80	$3,898.20	01/31/08	Y
0050.502	TCF Bank	9869324168	MGUS	Store Depository	$42,875.72	$59,965.27	01/31/08	Y
0050.503	Citizens National Bank	1121396	MGUS	Store Depository	$1,178.59	$3,435.08	01/31/08	Y
0050.504	Progressive Bank	1514264	MGUS	Store Depository	$3,193.61	$9,316.80	01/31/08	Y
0050.505	Chemical Bank	2390040869	MGUS	Store Depository	$1,569.30	$4,198.92	01/31/08	Y
0050.506	Sabine State Bank & Trust	511001280	MGUS	Store Depository	$2,170.82	$5,473.88	01/31/08	Y
0050.508	First Hawaiian Bank	41040823	MGUS	Store Depository	$2,415.26	$18,847.82	01/31/08	Y
0050.509	IBC Bank	6002568468	MGUS	Store Depository	$3,123.33	$7,551.67	01/31/08	Y
0050.510	Millenium Bank	304279	MGUS	Store Depository	$1,577.15	$4,054.46	01/31/08	Y
0050.511	Advantage Bank	3511016124	MGUS	Store Depository	$3,283.11	$11,342.82	01/31/08	Y
0050.512	DeMotte State Bank	4014932	MGUS	Store Depository	$2,076.13	$5,445.19	01/31/08	Y
0050.513	Harris Bank	3519949	MGUS	Store Depository	$2,313.27	$4,084.09	01/31/08	Y
0050.514	Bank of Camilla	23874	MGUS	Store Depository	$1,469.04	$2,711.56	01/31/08	Y
0050.515	Monroe Bank	4288254	MGUS	Store Depository	$1,224.43	$3,431.21	01/31/08	Y
0050.516	UMB National Bank of America	987169830	MGUS	Store Depository	$4,984.50	$(16,978.88)	01/31/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.517	WesBanco Bank	472925600	MGUS	Store Depository	$2,065.41	$4,443.07	01/31/08	Y
0050.518	Citizens Bank	3310404074	MGUS	Store Depository	$15,381.03	$53,851.25	02/10/08	Y
0051.01	Money Mkt	2000721378844	MGUS	MG Investment	$55,123,992.00	$55,123,992.00	02/10/08	Y
0051.08	MGA Realty I, LLC	2000688068200	MGA Realty	MGA Realty	$—	$—	02/10/08	Y
0053.054	MG US Credit Card Inactive	2000681467439	MGUS	Credit Card	$—	$—	02/10/08	Y
0053.368	Wachovia	2000709717964	MGUS	Store Depository	$—	$587,716.59	02/08/08	Y
0053.518	First National Bank of Blanchester	50288	MGUS	Store Depository	$2,149.35	$7,105.45	01/31/08	Y
0053.519	Five Star Bank	164211918	MGUS	Store Depository	$1,165.16	$6,860.76	01/31/08	Y
0053.520	Guaranty Federal Bank	3804926107	MGUS	Store Depository	$3,754.27	$11,980.68	01/31/08	Y
0053.521	Merchants and Farmers Bank	472573	MGUS	Store Depository	$2,338.75	$4,769.57	02/08/08	Y
0053.522	Bank of Geneva	8553417	MGUS	Store Depository	$1,349.89	$4,931.63	01/31/08	Y
0053.523	Amcore Bank	9800456186	MGUS	Store Depository	$1,691.08	$5,745.72	02/10/08	Y
0053.524	Eagle Bank	766824	MGUS	Store Depository	$2,267.43	$5,079.06	02/08/08	Y
0053.526	First Nat’l Bank of Wayne	20281	MGUS	Store Depository	$1,833.12	$3,807.24	02/08/08	Y
0053.528	Salin Bank & Trust	10015959	MGUS	Store Depository	$1,660.81	$4,311.85	01/31/08	Y
0053.529	First National Bank & Trust	10043290	MGUS	Store Depository	$1,836.41	$2,413.38	01/31/08	Y
0054.365	Credit Card	2000000983400	MGUS	Credit Card	$—	$3,727,119.00	02/10/08	Y
0055.01	MGA, Inc. Inactive A/P	2079900523593	MGUS	Accounts Payable	$—	$(486,041.00)	02/10/08	Y
0055.02	Accounts Payable	2079900525135	MGUS	Accounts Payable	$—	$(11,838,430.00)	02/10/08	Y
0056.010	*A/P - Payroll	1503606	MGUS	Payroll	$—	$(1,883.32)	02/10/08	Y
0056.020	*A/P - Payroll	61001374	MGUS	Payroll	$—	$(49,917.64)	02/10/08	Y
0056.030	*A/P - Payroll	61305141	MGUS	Payroll	$—	$(8,155.89)	02/10/08	Y
0056.06	Tax	2000688068970	MGUS	Payroll Tax	$—	$(200,509.00)	02/10/08	Y
0056.07	Payroll	2000019348942	MGUS	Payroll	$—	$(272,061.00)	02/10/08	Y
57.000	Video Library Rack Wachovia	4850802603	MGUS	Depository	$20,810.00	$20,810.00	02/10/08	Y
58.000	Property Tax	200032601653	MGUS	Property Tax A/P	$—	$(127,389.00)	02/10/08	Y
104	Main Office Deposit & AR Sublease	2382902533	HEC	Sub Section of BofA Concentration	$—	$—	02/10/08	Y
108	Middlesex	800203998	HEC	Store Depository	$1,228.66	$3,788.88	01/31/08	Y
119	LaSalle Bank, Illinois	5200625431	HEC	Store Depository	$24,266.82	$86,048.38	01/31/08	Y
110	BofA - Payroll Direct Deposit	2382005531	HEC	BofA - Payroll Direct Deposit	$81,941.00	$81,859.00	02/10/08	Y
112	BofA - Payroll Checks	1498000904	HEC	BofA - Payroll Checks	$2,106,615.00	$(606,944.00)	02/10/08	Y
120	B of A (Company 01)	2382902533	HEC	Store Depository	$—	$4,963,290.50	02/10/08	Y
120	BofA - Concentration	2382902533	HEC	BofA - Concentration	$—	$—	02/10/08	Y
121	Harris Bank, Illinois	2900686	HEC	Store Depository	$9,770.37	$31,672.23	02/10/08	Y
127	Franklin Bank	1001159	HEC	Store Depository	$1,495.62	$4,777.65	01/31/08	Y
131	Citizens Bank, Michigan	4513545758	HEC	Store Depository	$18,807.35	$36,195.22	02/08/08	Y
132	Citizens Bank of RI	11124504	HEC	Store Depository	$39,334.86	$158,765.16	02/10/08	Y
133	North Fork Bank	4514005562	HEC	Store Depository	$3,740.66	$16,720.46	01/31/08	Y
135	M&I Bank, Wisconsin	4336442	HEC	Store Depository	$19,001.25	$64,177.69	01/31/08	Y
137	Pacific Western	43507850	HEC	Store Depository	$2,929.37	$8,367.37	01/31/08	Y
139	Sovereign Bank	71100001172	HEC	Store Depository	$13,675.23	$56,322.30	02/10/08	Y
144	Midsouth Bank	1148257	HEC	Store Depository	$2,100.54	$6,108.75	01/31/08	Y
148	US Bank	153910004693	HEC	Store Depository	$111,748.92	$392,153.69	02/08/08	Y
149	Mutual Federal Savings	0628021046	HEC	Store Depository	$5,817.67	$11,021.68	01/31/08	Y
151	CapitalOne	2080744326	HEC	Store Depository	$6,171.36	$28,902.09	01/31/08	Y
153	Century National Bank	1471022798	HEC	Store Depository	$4,378.12	$8,784.39	02/08/08	Y
154	Rockland Trust	2922001876	HEC	Store Depository	$3,342.81	$4,501.66	01/31/08	Y
165	Huntington Bank, Ohio	1088127797	HEC	Store Depository	$13,318.81	$58,119.52	02/08/08	Y
170	BofA-Washington	67622118	HEC	Store Depository	$—	$487.12	02/08/08	Y
181	BofA -Disbursement Funding	485000805202	HEC	BofA -Disbursement Funding	$—	$—	02/10/08	Y
182	BofA -Pledged Conc.	485000805215	HEC	BofA -Pledged Conc.	$442,192.00	$442,192.00	02/10/08	Y
235	Wachovia Bank	2092205280	HEC	Store Depository	$—	$592,541.60	02/08/08	Y
236	Wachovia -Concentration	2000032599383	HEC	Wachovia - Concentration	$842,666.00	$842,666.00	02/10/08	Y
240	IBOC	709155901	HEC	Store Depository	$36,267.73	$140,387.79	01/31/08	Y
270	BofA California	1498000503	HEC	Store Depository	$510.85	$(5,445.72)	02/08/08	Y
273	American Comm. Bank	103029776	HEC	Store Depository	$1,267.10	$2,631.52	01/31/08	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

January 7, 2008 to February 10, 2008

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
285	HSBC	321278593	HEC	Store Depository	$61,000.53	$217,052.57	02/08/08	Y
290	B of A Nevada	270062672	HEC	Store Depository	$7,156.27	$(127,070.04)	02/10/08	Y
295	Nevada State Bank	532005659	HEC	Store Depository	$2,026.68	$4,438.52	01/31/08	Y
325	Regions Bank	4000021727	HEC	Store Depository	$90,791.73	$334,465.74	02/08/08	Y
340	BofA Arizona	412740375	HEC	Store Depository	$2,415.88	$(54,999.68)	02/10/08	Y
350	US Bank	173100524557	HEC	Store Depository	$50,462.39	$176,344.50	02/08/08	Y
365.000	BofA - Credit Cards	2801700610	HEC	BofA -Credit Cards	$—	$9,368,354.00	02/10/08	Y
365.367	AMEX - Credit Cards	2801700610	HEC	AMEX -Credit Cards	$—	$306,965.00	02/10/08	Y
365.368	Discover - Credit Cards	2801700610	HEC	Discover -Credit Cards	$—	$202,396.00	02/10/08	Y
395	United Health Care	475-037170	HEC	Health Care Funding	$304,440.00	$304,440.00	02/10/08	Y
396	UHC Flex	475-037723	HEC	Health Care Funding	$933.00	$933.00	02/10/08	Y
460	LaSalle Bank Midwest	6856264251	HEC	Store Depository	$32,434.28	$123,438.84	01/31/08	Y
470	Key Bank	35968155	HEC	Store Depository	$87,768.60	$352,217.13	02/08/08	Y
510	Comerica Bank	1850350362	HEC	Store Depository	$11,591.66	$50,933.68	02/08/08	Y
535	Zions Bank	2233153	HEC	Store Depository	$4,745.49	$34,901.17	01/31/08	Y
591	BofA - Marvin Poer	480106155	HEC	Property Tax	$—	$—	02/10/08	Y
598	BofA - Disbursement	480106139	HEC	Dormant Disbursement Acct.	$—	$16,371.00	02/10/08	Y
599	Wachovia - Accounts Payable	2079900546570	HEC	Wachovia - Accounts Payable	$—	$(27,232,660.00)	02/10/08	Y
601	Wells - EBMS Disbursement	9600028972	HEC	Former Health Care Funding Acct.	$—	$(125,083.00)	02/10/08	Y
617	Kentucky Bank	34746	HEC	Store Depository	$3,726.24	$11,594.93	02/08/08	Y
622	Fifth Third Bank	99942558	HEC	Store Depository	$55,593.56	$407,232.27	02/08/08	Y
625	Wells Fargo	9440101371	HEC	Store Depository	$132,685.57	$524,526.87	02/08/08	Y
635	Wells Fargo Bank	0600017594	HEC	Store Depository	$121,432.29	$469,133.90	02/08/08	Y
641	SunTrust Bank	706090934	HEC	Store Depository	$9,727.46	$32,632.71	01/31/08	Y
647	TCF National Bank, Illinois	1862514480	HEC	Store Depository	$41,071.00	$121,880.38	01/31/08	Y
652	Skylands Comm Bank	206000154	HEC	Store Depository	$3,618.65	$10,326.04	02/10/08	Y
662	Bank North	89761003	HEC	Store Depository	$5,050.00	$19,391.23	01/31/08	Y
668	National City - Returned Checks	300000438	HEC	National City - Returned Checks	$986.00	$1,000.00	02/10/08	Y
669	National City - Returned Chks	564858	HEC	National City - Returned Chks	$9,436.00	$15,000.00	02/10/08	Y
675	PNC Bank	0001988903	HEC	Store Depository	$69,062.05	$293,002.76	02/08/08	Y
695	UMB Bank, Colorado	6970642620	HEC	Store Depository	$3,690.97	$13,959.89	02/08/08	Y
705	NCB, Michigan/Illinois	7134011225	HEC	Store Depository	$136,206.89	$461,464.20	02/08/08	Y
765	1st National Bank of Texas	11101331	HEC	Store Depository	$9,526.84	$47,123.83	01/31/08	Y
780	MB Financial	107951400	HEC	Store Depository	$12,469.58	$66,006.15	02/10/08	Y
785	Sovereign Bank	3391726733	HEC	Store Depository	$9,323.81	$40,081.69	02/10/08	Y
790	Bank of America	3250356401	HEC	Store Depository	$677.50	$(22,361.41)	02/10/08	Y
791	M&T Bank	9842983364	HEC	Store Depository	$2,880.27	$8,666.53	01/31/08	Y
850	Regions Bank	5001137537	HEC	Store Depository	$40,794.92	$143,590.95	02/08/08	Y
875	Bank of America	80473428	HEC	Store Depository	$7,488.39	$(203,296.13)	02/10/08	Y
910	Commerce Bank	290068462	HEC	Store Depository	$9,334.17	$35,818.10	02/08/08	Y
920	Wells Fargo Bank	4375674967	HEC	Store Depository	$143,795.23	$550,334.41	02/08/08	Y
930	Wachovia - Property Tax	2000032624083	HEC	Wachovia - Property Tax	$—	$(194,073.00)	02/10/08	Y
					$67,582,059.24	52,767,632.23

*	Note: These accounts are closed; however there are outstanding checks that have yet to be escheated

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-6
CASE NUMBER: 07-33849

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.	MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
2.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS (1)

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID (2)
1. ALVAREZ & MARSAL		1,104,277	1,104,277	2,834,931	551,001
2. GREAT AMERICAN GROUP		—	—	797,881	—
3. HOULIHAN LOKEY HOWARD & ZUKIN		178,439	178,439	605,477	177,891
4. KEEN CONSULTANTS		34,898	34,898	230,646	—
5. MILBANK, TWEED, HADLEY & MCCLOY LLP		—	—	92,146	66,196
6 VENABLE LLP		—	—	13,481	31,611
7 IMPERIAL CAPITAL LLC		255,325	255,325	430,833	—
8 JEFFERIES & COMPANY, INC.		274,489	274,489	524,489	—
9 KIRKLAND & ELLIS LLP		1,698,550	1,698,550	2,220,269	1,296,776
10 SKADDEN ARPS SLATE MEAGHER & FLOM LLP		340,401	340,401	1,223,616	289,599
11 SONNENSCHEIN NATH & ROSENTHAL LLP		238,259	238,259	740,616	115,263
12. KURTZMAN CARSON ASSOCIATES		759,553	759,553	1,557,523	301,677
13. KUTAK ROCK LLP		—	—	160,357	67,007
14. MILES & STOCKBRIDGE, P.C.		—	—	16,649	2,929
15. LAZARD FRERES & CO., LLC		151,947	151,947	151,947	393,977
16. PACHULSKI STANG ZIEHL & JONES, LLP		458,322	458,322	458,322	560,635
17. TAVENNER & BERAN, PC		36,759	36,759	36,759	—
18. ERNST & YOUNG, LLP.		—	—	—	1,024,338
19. MCGUIRE WOODS, LLP		—	—	—	69,027
20 TOTAL PAYMENTS TO PROFESSIONALS		5,531,219	5,531,219	12,095,942	4,947,927

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. ADEQUATE PROTECTION PAYMENTS - SEE EXHIBIT C	368,402	368,402	—
2. 1ST LIEN TERM LOAN	—	—	598,501,500
3. 2ND LIEN TERM LOAN	—	—	183,653,182
4. DIP FINANCING TERM LOAN	14,857,062	14,857,062	85,142,938
5. OPERATING LEASES (3)	28,848,399	28,848,399	—
6. TOTAL	44,073,863	44,073,863	867,297,620

NOTES:

(1)	OTHER THAN SALARY, FEES, AND BENEFIT PAYMENTS MADE IN THE ORDINARY COURSE OF BUSINESS, NO PAYMENTS HAVE BEEN MADE TO INSIDERS DURING THE REPORTING PERIOD.
(2)	INCURRED BUT NOT PAID BALANCE BASED 100% ON THE FEES AND EXPENSES DETAILED ON INVOICES RECEIVED BY THE COMPANY, WHICH HAVE NOT YET BEEN PAID. ALL FEE STATEMENTS ARE SUBJECT TO REVIEW AND POSSIBLE REDUCTION. ADDITIONALLY, FEES AND EXPENSES HAVE BEEN PAID TO ORDINARY COURSE PROFESSIONALS PURSUANT TO AN ORDER OF THE COURT DATED OCTOBER 19, 2007.
(3)	OPERATING LEASES LINE ITEM IS MADE UP OF THOUSANDS OF LANDLORDS. AS SUCH ONLY TOTAL AMOUNT REPORTED IN THIS SCHEDULE.

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT C
CASE NUMBER: 07-33849

Movie Gallery, Inc.

Adequate Assurance Summary

January Deposits

Provider	Payment	Check Date
Matrix Telecom	159,000	1/2/2008
Arkansas Western Gas Company	425	1/3/2008
Central Maine Power	340	1/3/2008
Chillicothe Municipal Utilities	200	1/3/2008
City of Eustis, FL	100	1/3/2008
City of Mesa	295	1/3/2008
City of Rittman, OH	100	1/3/2008
Duke Energy	2,611	1/3/2008
Empire District Gas Co.	633	1/3/2008
Hastings Utilities	175	1/3/2008
North Alabama Electric Coop	360	1/3/2008
Otter Tail Power Company	100	1/3/2008
City of Rocky Mount	1,547	1/4/2008
UniSource Energy Corporation	4,500	1/4/2008
Aquila	4,391	1/7/2008
Board of Public Works-Bamberg, SC	300	1/7/2008
Brunswick Electric Membership Corp.	600	1/7/2008
City of Dawson	56	1/7/2008
Los Angeles Dept of Water & Power	7,430	1/7/2008
Lumbee River Electric	682	1/7/2008
UGI Utilities—Gas Service	1,385	1/7/2008
Warren Rural Electric	550	1/7/2008
York Electric Cooperative SC	245	1/7/2008
Cap Rock Energy Hunt-Collin Division	300	1/8/2008
American Electric Power	133	1/9/2008
Borough of Wellsboro, PA	143	1/9/2008
City of Benson, AZ	94	1/9/2008
City of Dunbar, WV	50	1/9/2008
Columbia Power & Water Systems (CPWS)	1,015	1/9/2008
Dothan Utilities	955	1/9/2008
Huntsville Utilities, AL	551	1/9/2008
Lakeland Electric/City of Lakeland,FL	1,579	1/9/2008
Louisville Gas & Electric	4,100	1/9/2008
Metro Water Services TN	265	1/9/2008
Mid-American Energy Company	6,719	1/9/2008
New York State Electric & Gas	2,131	1/9/2008
Pike Natural Gas Co	82	1/9/2008
Presque Isle Electric & Gas Co-op	208	1/9/2008
Public Service of New Hampshire	2,020	1/9/2008
Puget Sound Energy	81	1/9/2008
Rappahannock Electric Coop	1,251	1/9/2008
Royal Oil Company	500	1/9/2008
Sierra Pacific Power Company	5,396	1/9/2008
Town of Silver City, NM	100	1/9/2008
Veridian Connections	8	1/9/2008
Covington Electric Cooperative, Inc.	105	1/10/2008
City of Oceanside, CA	200	1/14/2008
City of Sanford, FL	125	1/14/2008
Cleveland Public Power, OH	400	1/14/2008
Imperial Irrigation District, CA	2,150	1/14/2008
Ketchikan Public Utilities	600	1/14/2008

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT C
CASE NUMBER: 07-33849

Movie Gallery, Inc.

Adequate Assurance Summary

January Deposits

Provider	Payment	Check Date
Matrix Telecom	159,000	1/2/2008
Murray Municipal Utilities	200	1/14/2008
Nevada Power Company	13,510	1/14/2008
Penn Yan Municipal Utilities	70	1/14/2008
Portland General Electric (PGE)	14,885	1/14/2008
PSNC Energy (Public Service Co. of NC)	390	1/14/2008
Russell Water Works	76	1/14/2008
United Power	200	1/14/2008
Utility Billing Services-AR	102	1/14/2008
Decatur Utilities	900	1/15/2008
PECO Energy	69,000	1/15/2008
Borough of Watsontown, PA	410	1/16/2008
City of Gilmer, TX	85	1/16/2008
City of Greensboro, NC	150	1/16/2008
Frankfort Electric and Water Plant Board	250	1/16/2008
Marshalltown Water Works	140	1/16/2008
North Fort Myers Utility, Inc.	31	1/16/2008
Oklahoma Gas & Electric	2,500	1/16/2008
Town of North Manchester, IN	100	1/16/2008
Turlock Irrigation	7,825	1/16/2008
Central Vermont Public Service Corp	560	1/22/2008
Citizens Communications Company	9,000	1/22/2008
City of Coleman, TX	350	1/22/2008
City of Douglas, GA	500	1/22/2008
Hawaii Electric Light Co., Inc. (HELCO)	1,370	1/22/2008
Kenergy Corporation	1,100	1/22/2008
Lubbock Power Light & Water	390	1/22/2008
Oklahoma Gas & Electric	978	1/22/2008
RG&E - Rochester Gas & Electric	2,080	1/22/2008
Semco Energy Gas Company	200	1/23/2008
City of Clear Lake, IA	70	1/24/2008
City of Vernon, TX	75	1/24/2008
Dominion East Ohio	304	1/24/2008
East Bay Municipal Utility Dist (EBMUD)	305	1/24/2008
Independence Light & Power	355	1/24/2008
Laclede Gas Company	147	1/24/2008
Montana-Dakota Utilities Co.	160	1/24/2008
AmerenIP	1,399	1/28/2008
Artesian Water Company	100	1/28/2008
Chatham-Kent Utility Services	2,650	1/28/2008
Choptank Electric Cooperative	715	1/28/2008
Citizens Gas & Coke Utility	307	1/28/2008
Emerald Peoples Utility District	660	1/28/2008
Prestonsburg City Utilities Commission	350	1/28/2008
Santa Cruz Municipal Utilities	150	1/28/2008
SMECO (Southern Maryland Electric Coop)	971	1/28/2008
South River Electric	310	1/28/2008
Southern California Edison	3,167	1/28/2008
Dayton Power & Light	8,082	1/29/2008
Snohomish County PUD	3,487	1/29/2008

Total	368,402

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-7
CASE NUMBER: 07-33849

MONTH: JANUARY 7, 2008 TO FEBRUARY 10, 2008

QUESTIONNAIRE

	YES	NO

1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X

2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X (1)

4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X (2)

5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X (2)

12. ARE ANY WAGE PAYMENTS PAST DUE?	X (3)

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(1)	AMOUNT IS IMMATERIAL

(2)	PAYMENTS WERE MADE IN ACCORDANCE WITH THE FIRST DAY MOTIONS

(3)	THERE IS A POSSIBILITY THAT SOME STORE EMPLOYEES MAY HAVE WAGE PAYMENTS PAST DUE AS A RESULT OF PAPERWORK DELAYS. HOWEVER THIS AMOUNT WOULD BE LESS THAN 1% FOR A TOTAL PAYROLL RUN.

INSURANCE

	YES	NO

1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3. PLEASE ITEMIZE POLICIES BELOW. SEE EXHIBIT D

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
SEE EXHIBIT D

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT D
CASE NUMBER: 07-33849

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Zurich American Insurance Company	5-1-07/08	$767,825 ($566,130 financed w/ Siuprem, 8 monthly payments of $72,609 on the 27th of each month)

Media Liability	One Beacon Insurance Company	3-28-07/08	$6,433 pd at inception

Media Liability – Excess Layer	Underwriters at Lloyds of London, by Hiscox, Inc.	3-28-07/08	$6,821 pd at inception

Fiduciary/Crime/K&R	Federal Insurance Company	3-31-07/08	$60,125 pd at inception
General Liability/Employee Benefits Liability	Liberty Mutual Insurance Company	4-1-07/08	Premium of $147,705 ($51,697 down w/ 6 monthly payments of $16,001, ending on 10/1/07)

Automobile Liability	Liberty Mutual Fire Insurance Company	4-1-07/08	Premium of $156,458 ($54,761 down w/ 6 monthly payments of $16,950, ending on 10/1/07)

1st Layer Excess	St. Paul Fire and Marine Insurance Company	4-1-07/08	$160,800 pd at inception

2nd Layer Excess	Fireman’s Fund Insurance Company	4-1-07/08	$48,800 pd at inception

3rd Layer Excess	St. Paul Fire and Marine Insurance Company	4-1-07/08	$21,050 pd at inception

4th Layer Excess	Fireman’s Fund Insurance Company	4-1-07/08	$32,300 pd at inception

OR & WI Workers Compensation	Liberty Insurance Corporation	4-1-07/08	Premium included in All Other States payments

All Other States Workers Compensation	Liberty Mutual Insurance Company	4-1-07/08	Premium of $1,099,772 ($518,649 down w/ 6 monthly payments of $96,854, ending on 10/1/07)

Monopolistic State Workers’ Compensation Policies:			Premiums Based on Prior Earnings

Washington:	Department of Labor and Industries	Ongoing	Movie Gallery $21,844 est. annual premium, paid quarterly

	Department of Labor and Industries	Ongoing	Hollywood Video (including $238,904 est. annual premium, paid quarterly

	Department of Labor and Industries	Ongoing	M G Digital LLC $1,493 est. annual premium,paid quarterly

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT D
CASE NUMBER: 07-33849

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Ohio:	Ohio Bureau of Workers’ Compensation	Ongoing	Movie Gallery Services, Inc. $209,910, est. annual premium, paid semi-annually

	Ohio Bureau of Workers’ Compensation	Ongoing	Hollywood Entertainment $152,811 est. annual premium, paid semi-annually

North Dakota:	North Dakota Workforce Safety and Insurance	Ongoing	Movie Gallery Services Inc. $3,292 est. annual premium, paid in February

	North Dakota Workforce Safety and Insurance	Ongoing	Hollywood Entertainment Corp $2,631 est. annual premium, paid in April

West Virginia:	Brickstreet Insurance	Ongoing	Movie Gallery $49,605 est. annual premium, paid semi-annually

	Brickstreet Insurance	Ongoing	Hollywood Entertainment Corporation $919 est. annual premium, paid semi-annually

Wyoming:	Wyoming Workers’ Safety and Compensation	Ongoing	Movie Gallery US LLC $5,500 est. annual premium, paid quarterly

D&O (traditional)	XL Specialty Insurance (broker – McGriff, Seibels & Williams)	9-9-07/08	Premium of $365,750 pd at inception

D&O (Side A excess)	XL Specialty Insurance (broker – McGriff, Seibels & Williams)	9-9-07/08	Premium of $523,500 pd at inception

Aircraft	United States Aviation Underwriters	4-18-07/08	Premium of $38,346 pd at inception